                                                                    EXHIBIT 99.2




                         PART I - FINANCIAL INFORMATION

ITEM 1.   FINANCIAL STATEMENTS.

MUTUAL SAVINGS BANK
   AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION


                                                               SEPTEMBER 30, 2000     DECEMBER 31, 1999
                                                               -------------------    -----------------
                                                                              (In Thousands)

ASSETS
Cash and due from banks                                           $    23,697             $   21,367
Federal funds sold                                                                            25,000
Interest-earning deposits                                              13,144                132,592
                                                                  ------------            -----------
CASH AND CASH EQUIVALENTS                                              36,841                178,959

Securities available-for-sale, at fair value:
    Investment securities                                              77,795                 57,763
    Mortgage-related securities                                       452,199                374,100
Loans held for sale                                                     4,958                    541
Loans receivable, net                                               1,131,708              1,082,795
Real estate owned                                                       4,831                  4,953
Office properties and equipment                                        26,768                 26,871
Federal Home Loan Bank stock, at cost                                  14,844                 13,537
Accrued interest receivable                                             9,546                  8,620
Intangible assets                                                      10,792                 11,496
Other assets                                                           10,089                  9,871
                                                                  ------------            -----------
                                                                  $ 1,780,371             $1,769,506
                                                                  ============            ===========
LIABILITIES
Deposits                                                          $ 1,296,920             $1,343,007
Borrowings                                                            270,520                242,699
Advance payments by borrowers for taxes and insurance                  18,588                  1,661
Other liabilities                                                      19,746                 18,319
                                                                  ------------            -----------
TOTAL LIABILITIES                                                   1,605,774              1,605,686


EQUITY
Retained earnings                                                     179,674                169,746
Net unrealized gain (loss) on securities available-for-sale            (5,077)                (5,926)
                                                                  ------------            -----------
TOTAL EQUITY                                                          174,597                163,820
                                                                  ------------            -----------
                                                                  $ 1,780,371             $1,769,506
                                                                  ============            ===========


            See Notes to Unaudited Consolidated Financial Statements.

MUTUAL SAVINGS BANK
   AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME



                                                                             THREE MONTHS ENDED
                                                                              SEPTEMBER 30
                                                                        2000                 1999
                                                                     ---------             --------
                                                                               (In Thousands)

Interest income:
    Loans                                                            $21,711                $19,841
    Investment securities                                              1,544                  5,269
    Mortgage-related securities                                        7,961                  4,676
                                                                   ----------              ---------
                                       TOTAL INTEREST INCOME          31,216                 29,786
Interest expense:
    Deposits                                                          15,463                 15,121
    Borrowings                                                         4,108                  3,593
    Advance payments by borrowers for taxes and insurance                102                    112
                                                                   ----------              ---------
                                       TOTAL INTEREST EXPENSE         19,673                 18,826
                                                                   ----------              ---------
                                          NET INTEREST INCOME         11,543                 10,960
Provision for loan losses                                                 40                     32
                                                                   ----------              ---------
                                       NET INTEREST INCOME AFTER
                                       PROVISION FOR LOAN LOSSES      11,503                 10,928
Non-interest income:
    Service charges on deposits                                          662                    637
    Brokerage commissions                                                438                    497
    Servicing fees on loans sold                                         100                    110
    Loan fees and service charges                                        105                    140
    Gain (loss) on sale of securities                                      1                   (112)
    Gains on sales of loans                                              109                     71
    Other                                                                768                    477
                                                                   ---------               ---------
                                       TOTAL NON-INTEREST INCOME       2,183                  1,820

Non-interest expense:
    Compensation, payroll taxes and other employee benefits            4,468                  4,322
    Federal insurance premiums                                            68                    199
    Occupancy                                                          1,249                  1,369
    Data processing                                                      374                    382
    Marketing                                                            625                    411
    Amortization of intangibles                                          235                    677
    Other                                                              1,443                  1,476
                                                                   ----------              ---------
                                       TOTAL NON-INTEREST EXPENSE      8,462                  8,836

                                       INCOME BEFORE INCOME TAXES      5,224                  3,912
Income taxes                                                           1,810                  1,508
                                                                   ----------              ---------
                                                       NET INCOME   $  3,414               $  2,404
                                                                   ==========              =========




            See Notes to Unaudited Consolidated Financial Statements.

MUTUAL SAVINGS BANK
   AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME


                                                                            NINE MONTHS ENDED
                                                                              SEPTEMBER 30
                                                                       2000                 1999
                                                                       ----                 ----
                                                                            (In Thousands)

Interest income:
    Loans                                                            $63,114                $59,578
    Investment securities                                              4,759                 15,678
    Mortgage-related securities                                       23,821                 13,179
                                                                    ---------             ----------
                                          TOTAL INTEREST INCOME       91,694                 88,435
Interest expense:
    Deposits                                                          45,202                 46,106
    Borrowings                                                        11,340                 10,638
    Advance payments by borrowers for taxes and insurance                192                    209
                                                                    ---------             ----------
                                         TOTAL INTEREST EXPENSE       56,734                 56,953
                                                                    ---------             ----------

                                            NET INTEREST INCOME       34,960                 31,482
Provision for loan losses                                                276                    235
                                                                    ---------             ----------
                                      NET INTEREST INCOME AFTER
                                      PROVISION FOR LOAN LOSSES       34,684                 31,247
Non-interest income:
    Service charges on deposits                                        1,899                  1,869
    Brokerage commissions                                              1,432                  1,324
    Servicing fees on loans sold                                         305                    339
    Loan fees and service charges                                        397                    536
    Gain (loss) on sale of securities                                     20                   (300)
    Gains on sales of loans                                              152                    507
    Other                                                              2,082                  1,381
                                                                    ---------             ----------
                                       TOTAL NON-INTEREST INCOME       6,287                  5,656

Non-interest expense:
    Compensation, payroll taxes and other employee benefits           13,307                 12,904
    Federal insurance premiums                                           210                    615
    Occupancy                                                          3,851                  4,215
    Data processing                                                    1,116                    958
    Marketing                                                          1,881                  1,548
    Amortization of intangibles                                          704                  2,033
    Other                                                              4,163                  4,442
                                                                    ---------             ----------
                                        TOTAL NON-INTEREST EXPENSE    25,232                 26,715

                                        INCOME BEFORE INCOME TAXES    15,739                 10,188
Income taxes                                                           5,811                  3,894
                                                                    ---------             ----------
                                                        NET INCOME  $  9,928              $   6,294
                                                                    =========             ==========


           See Notes to Unaudited Consolidated Financial Statements.

MUTUAL SAVINGS BANK
   AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENT OF EQUITY


                                                                        ACCUMULATED
                                                                           OTHER
                                                    RETAINED           COMPREHENSIVE           TOTAL
                                                    EARNINGS               INCOME             EQUITY
                                                  ------------    ------------------------  ------------
                                                                        (In Thousands)

For the Nine Months Ended September 30, 2000
--------------------------------------------
Balance at December 31, 1999                        $169,746              $(5,926)              $163,820
    Comprehensive income:
        Net income                                     9,928                                       9,928
        Other comprehensive income
            Change in net unrealized gain(loss)
            on securities available-for-sale, net
            of deferred income tax benefit of
            $476                                                              849                    849
                                                                                            ------------
    Total comprehensive income                                                                    10,777
                                                  ----------           ----------           ------------
Balance at September 30, 2000                       $179,674              $(5,077)              $174,597
                                                  ==========           ==========           ============



            See Notes to Unaudited Consolidated Financial Statements.

MUTUAL SAVINGS BANK
   AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                                     NINE MONTHS ENDED
                                                                                       SEPTEMBER 30
                                                                                2000                1999
                                                                                ----                ----
                                                                                      (In Thousands)

                                NET CASH PROVIDED BY OPERATING ACTIVITIES    $    6,810          $     2,963

Cash flows from investing activities:
    Proceeds from maturities of investments securities                           27,424               65,000
    Purchases of investment securities                                         (161,068)             (20,000)
    Purchases of mortgage-related securities                                          -              (83,487)
    Net purchases of investments in mutual funds                                 (1,340)              (1,096)
    Principal payments on mortgage-related securities                            38,501               49,119
    Net (increase) decrease in loans receivable                                 (51,730)             (17,857)
    Proceeds from sale of foreclosed properties                                   2,999                2,062
    Purchase of Federal Home Loan Bank stock                                     (1,307)                   -
    Purchase of office properties and equipment                                  (1,068)                (993)
                                                                             ----------          -----------
                                 NET CASH USED BY INVESTING ACTIVITIES         (147,589)              (7,252)

Cash flows from financing activities:
    Net decrease in deposits                                                    (46,087)             (34,705)
    Net increase in short-term borrowings                                        70,000                    -
    Repayments of long-term borrowings                                          (42,179)                (123)
Net increase in advance payments by borrowers for taxes and insurance            16,927               16,842
                                                                             ----------          -----------
                                 NET CASH USED BY FINANCING ACTIVITIES           (1,339)             (17,986)

                                 DECREASE IN CASH AND CASH EQUIVALENTS         (142,118)             (22,275)
Cash and cash equivalents at beginning of period                                178,959              330,248
                                                                             ----------          -----------
                             CASH AND CASH EQUIVALENTS AT END OF PERIOD      $   36,841          $   307,973
                                                                             ==========          ===========


 Supplemental Information to the Statement of Cash Flows:

     Interest on deposits                                                    $   43,342           $   43,800
     Income taxes                                                                 5,607                4,947
     Loans transferred to foreclosed properties and repossessed assets            2,541                1,445
     Mutual fund liquidation proceeds                                                 -               14,047



            See Notes to Unaudited Consolidated Financial Statements.

MUTUAL SAVINGS BANK
    AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

The consolidated financial statements of Mutual Savings Bank included herein have been included by Bank Mutual Corporation (the "Company") pursuant to the rules and regulations of the Securities and Exchange Commission. The Company is a successor to Mutual Savings Bank ("Mutual Savings") in a regulatory restructuring into a mutual holding company form, which was effective on November 1, 2000. The restructuring included the capitalization of the Company, the sale of certain of its common shares, and the acquisition by the Company of all of the shares of Mutual Savings. Simultaneously, the Company acquired First Northern Capital Corp. These financial statements do not include the effects of the restructuring or the First Northern Capital Corp. acquisition.

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information, Rule 10-01 of Regulation S-X and the instructions to Form 10-Q. The financial statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial information. In the opinion of the Company, the accompanying Unaudited Consolidated Statements of Financial Condition, Unaudited Consolidated Statements of Income, Unaudited Consolidated Statement of Equity and Unaudited Consolidated Statements of Cash Flows contained all adjustments, which are of a normal recurring nature, necessary to present fairly the consolidated financial position of Mutual Savings and subsidiaries at September 30, 2000 and December 31, 1999, the results of their income for the three and nine months ended September 30, 2000 and 1999, the changes in equity for the nine months ended September 30, 2000, and their cash flows for the nine months ended September 30, 2000 and 1999. The accompanying Unaudited Consolidated Financial Statements and related notes should be read in conjunction with the Company's Registration Statement on Form S-1, No. 333-39362. Operating results for the nine months ended September 30, 2000, are not necessarily indicative of the results that may be expected for the year ending December 31, 2000.


NOTE 2   RECENT ACCOUNTING PRONOUNCEMENTS

In October 1995, the Financial Accounting Standards Board issued SFAS No. 123, "Accounting for Stock-Based Compensation." Under SFAS NO. 123, an entity may elect to recognize stock-based compensation expense based on the fair value of the awards, or they may elect to account for stock-based compensation under APB Opinion No. 25, "Accounting for Stock Issued to Employees." If an entity elects to account for stock-based compensation under APB No. 25, it is not required to recognize expense based on the fair value of the awards. However the entity must disclose in the financial statement the effects of SFAS No. 123, as if the recognition provisions of SFAS No. 123 were adopted.


Subject to shareholder approval, Bank Mutual will establish certain other stock-based compensation plans. Bank Mutual currently expects that it will not adopt the recognition provisions of the statement, but will provide the required footnote disclosures. Therefore, it is not expected that the adoption of SFAS No. 123 will have a material impact to the financial position or results of operations.

In February 1997, the FASB issued SFAS No. 128, "Earnings Per Share." This statement established standards for computing and presenting earnings per share
(EPS) and applies to entities with publicly held common stock or potential common stock. SFAS No. 128 simplifies the standards for computing EPS previously found in APB Opinion No. 15, "Earnings Per Share," and makes them more comparable with international EPS standards.

Mutual Savings, as a mutual savings bank, does not have common stock authorized, issued or outstanding and do not calculate or present EPS. Such disclosures will be reportable for financial statements after November 1, 2000.

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognized all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value.

SFAS NO. 133, as amended, is effective for all quarters of those years beginning after June 15, 2000. This statement may not be applied retroactively to financial statements prior periods. As Mutual Savings does not utilize derivatives, it does not expect that the adoption of SFAS No. 133 will have a material impact on our financial position or results of operations.

At September 30, 2000, Mutual Savings does not provide stock-based compensation to its employees. However, on November 1, 2000, concurrent with the restructuring, the Company established an Employee Stock Ownership Plan and Trust, the accounting for which will comply with the American Institute of Certified Public Account's Statement of Position 93-6, " Employers' Accounting for Employee Stock Ownership Plans." In accordance with this Statement, expense equal to the cost of the shares contributed to the Plan will be charged to future earnings in proportion to and over the period that the shares are scheduled to be released from the Trust. This will have a negative effect on the future earnings of the Company.

IMPACT OF INFLATION AND CHANGING PRICES.

The financial statements and accompanying notes of Mutual Savings have been prepared in accordance with the generally accepted accounting principles (GAAP). GAAP generally requires the measurement of financial position and operating results in terms of historical dollars without consideration for changes in the relative purchasing power of money over time due to inflation. The impact of inflation is reflected in the increased cost of our operations. Unlike industrial companies, our assets and liabilities are primarily monetary in nature. As a result, changes in market interest rates have a greater impact on performance than do the effects of inflation.